Exhibit 99.1

MURPHY OIL CORPORATION 1 www.murphyoilcorp.com NYSE: MUR SCOTIA HOWARD WEIL 2019 ENERGY CONFERENCE MARCH 25, 2019 ROGER W. JENKINS PRESIDENT & CHIEF EXECUTIVE OFFICER

Cautionary Statement & Investor Relations Contacts

Cautionary Note to U.S. Investors – The United States Securities and Exchange Commission (SEC) requires oil and natural gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We may use certain terms in this presentation, such as "resource", "gross resource", "recoverable resource", "net risked P_{MEAN} resource", "recoverable oil", "resource base", "EUR" or "estimated ultimate recovery" and similar terms that the SEC's rules prohibit us from including in filings with the SEC. The SEC permits the optional disclosure of probable and possible reserves in our filings with the SEC. Investors are urged to consider closely the disclosures and risk factors in our most recent Annual Report on Form 10-K filed with the SEC and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K that we file, available from the SEC's website.

Forward-Looking Statements – This presentation contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identified through the inclusion of words such as "aim", "anticipate", "believe", "drive", "estimate", "expect", "expressed confidence", "forecast", "future", "goal", "guidance", "intend", "may", "objective", "outlook", "plan", "position", "potential", "project", "seek", "should", "strategy", "target", "will" or variations of such words and other similar expressions. These statements, which express management's current views concerning future events or results, are subject to inherent risks and uncertainties. Factors that could cause one or more of these future events or results not to occur as implied by any forward-looking statement include, but are not limited to: our inability to complete the Malaysia divestiture due to the failure to obtain regulatory approvals, failure of our counterparty to perform its obligations under the transaction agreement, the failure to satisfy all closing conditions otherwise; increased volatility or deterioration in the level of crude oil and natural gas prices; deterioration in the success rate of our exploration programs or in our ability to maintain production rates and replace reserves; reduced customer demand for our products due to environmental, regulatory, technological or other reasons; adverse foreign exchange movements; political and regulatory instability in the markets where we do business; natural hazards impacting our operations; any other deterioration in our business, markets or prospects; any failure to obtain necessary regulatory approvals; any inability to service or refinance our outstanding debt or to access debt markets at acceptable price, and adverse developments in the U.S. or global capital markets, credit markets or economies in general. The company cannot, without unreasonable effort, forecast certain items required to develop meaningful comparable GAAP financial measures. These items include commodity prices, foreign exchange rates, interest and tax rates, as well as other non-cash and unusual items and adjustments that occur with a company of our size and geographic diversity. This inhibits our ability to make reliable GAAP estimates for numerous of our income statement and cash flow measures, which ultimately could result in a range of projected values so broad as be meaningless to investors. For further discussion of factors that could cause one or more of these future events or results not to occur as implied by any forward-looking statement, see "Risk Factors" in our most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (SEC) and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K that we file, available from the SEC's website and from Murphy Oil Corporation's website at http://ir.murphyoilcorp.com. Murphy Oil Corporation undertakes no duty to publicly update or revise any forward-looking statements.

Non-GAAP Financial Measures – This presentation refers to certain non-GAAP measures such as "Free Cash Flow" and "Adjusted Cash Flow from Operations". Definitions of these measures presented herein and reconciliations between U.S. GAAP and non-GAAP financial measures are included in the appendix.

Investor Relations Contacts

Kelly Whitley
VP, Investor Relations & Communications
281-675-9107
Email: kelly_whitley@murphyoilcorp.com

Bryan Arciero
Sr. Investor Relations Advisor
832-319-5374
Email: bryan_arciero@murphyoilcorp.com

Emily McElroy
Sr. Investor Relations Analyst
870-864-6324
Email: emily_mcelroy@murphyoilcorp.com

MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 2

MURPHY OIL CORPORATION 3 www.murphyoilcorp.com NYSE: MUR Agenda 01 COMPANY UPDATE 02 OFFSHORE UPDATE 03 EXPLORATION UPDATE 04 ONSHORE UPDATE 05 LOOKING AHEAD 06 TAKEAWAYS

Accomplishing Our Strategic Objectives

Develop **DIFFERENTIATED PERSPECTIVES** In Underexplored Basins & Plays	Continue to be a **PREFERRED PARTNER** to NOCs & Regional Independents	**BALANCE** our Offshore Business by Acquiring & Developing Advantaged Unconventional NA Onshore Plays	**DEVELOP & PRODUCE** Fields in a Safe, Responsible, Timely & Cost Effective Manner	**ACHIEVE & MAINTAIN** a Sustainable, Diverse & Price Advantaged Oil-Weighted Portfolio
• Drilled Successful Samurai-2 Sidetrack Increasing Resources • Executed Successful Deep Water Offshore Projects • Grew Oil-Weighted Gulf of Mexico Resource	• Executed Gulf of Mexico MP GOM Transaction • Negotiated Operatorship & Increased Working Interest in Vietnam with PetroVietnam • Divested Malaysia Portfolio for > $2 BN to PTTEP	• Over 50% Onshore Oil-Weighted Locations Break-Even < $40/BBL • Increased Kaybob Duvernay Production Over 140% Y-O-Y	• Top Quartile Safety Track Record • Reduced $/CLAT in Eagle Ford Shale Over 10% • Achieved Onshore LOE/BOE ~$6.50	• Increased Proved Reserves by 17% to 816 MMBOE • Increased Proved Oil Reserves by 24% • Achieved 166% Organic Reserve Replacement with F&D $10.92/BOE

MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 4

MURPHY OIL CORPORATION 5 www.murphyoilcorp.com NYSE: MUR Sale of Murphy’s Malaysian Business for $2.127 BN All - Cash Positive Outcomes for Murphy • Further Benefit Shareholders with Share Repurchase & Debt Reduction • Simplifying Portfolio with Strategic Exit from Malaysia • Enhancing Focus on Oil - Weighted Western Hemisphere Assets with Increasing Cash Flow Margins • Maintaining a Liquid - Oriented Production Profile • Repatriating Essentially All Cash Proceeds to the US • Benefitting Malaysia - Based Employees as PTTEP to Retain Subject to Normal Closing Adjustments and Approval by PETRONAS Murphy’s Malaysia Assets – Sought by Strategic Purchasers • Oil - Weighted Production Decreasing from Near 60% to Below 40% by 2023 • Cash Flow Margins Expected to Decline • Assets Primarily in Harvest Mode • Lower Priority Capital Allocation Negotiated Transaction • Full Monetization of 2P Resources • Divesting 16% of Proved Reserves • Divesting 22% of 2019 Production

MURPHY OIL CORPORATION 6 www.murphyoilcorp.com NYSE: MUR Expected Use of Proceeds $500 MM Share Repurchase Authorization $750 MM Cash on Balance Sheet • Potential Oil - Weighted Acquisition • Accretive Deep Water/US Onshore Opportunities Returning Immediate Value Delivering Dividends & Share Repurchases > $1.2 BN Generating > $400 MM RETURN TO SHAREHOLDERS OIL - WEIGHTED GROWTH FREE CASH FLOW Creating Long - Term Value 2019 - 2023 Increasing Oil Production > 8% CAGR $750 MM Debt Reduction Plan • Targeting Debt/EBITDAX < 2.0 RETURN TO SHAREHOLDERS FREE CASH FLOW AFTER DIVIDEND *$55/BBL WTI 2019 – 2023 NOTE: Production Volumes, Sales Volumes, Reserves & Financial Amounts Exclude Noncontrolling Interest, Unless Otherwise Stated

Cash Balance With Use of Proceeds


Malaysia Divestiture & Use of Proceeds
2019 – 2023 Strategic Multi-Year Plan
$387 MM
Cash Proceeds ~$2.1 BN
Share Repurchase Auth. $500 MM
Debt Reduction $750 MM
Cash to Balance Sheet ~$750 MM
> $1.1 BN
Free Cash Flow ~$1.2 BN
Dividends $780 MM
Cash In Excess of Dividend ~$400 MM
> $1.5 BN
CF > CAPEX Before Dividend
Cash for: Strategic Investment Opportunities
Jan 01 2019 Cash Balance
Jan 01 2019 Cash Balance
Divestiture Proceeds
Use of Proceeds
Post-Divest. Cash Balance
Free Cash Flow Generated
Free Cash Flow Used
Dec 31 2023 Cash Balance
*$55/BBL WTI 2019 – 2023

MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 7

MURPHY OIL CORPORATION 8 www.murphyoilcorp.com NYSE: MUR -5% 0% 5% x Denotes Equity Issued in 2016 Source: Bloomberg, as of Dec 31, 2018 Note: Adjusted CFO = Cash Flow from Operations Before Changes in Non - Cash Working Capital History of Benefitting Shareholders 0% 1% 2% 3% 4% MUR Source: Bloomberg, Close Price as of March 12, 2019 Peer Group: APA, APC, CHK, COG, CNX, DVN, ECA, HES, MRO, MTDR, NBL, NFX, RRC, SM, SWN, WLL, XEC 0% 10% 20% 30% 40% 50% 60% x x x x Dividend + Buyback Payout % of Adj CFO, 2015 – 2018 Current Dividend Yield % MUR MUR Peer Free Cash Flow Yield 2018 • Returned $4.3 BN to Shareholders, Since 1961 • Returned > $2.5 BN to Shareholders in Last 10 Years • $1.125 BN in Share Repurchases, 2013 – 2018 • Representing > 10% of Total Shares • Sustained High Dividend Yield Source: Bloomberg, Close Price as of Dec 31, 2018 Peer Group: APA, APC, CHK, COG, CNX, DVN, ECA, HES, MRO, MTDR, NBL, NFX, RRC, SM, SWN, WLL, XEC FCF Yield = Cashflow from Operations Less Property Additions & Dry Hole Costs Divided by Market Cap. < - 5% x x x x x x

MURPHY OIL CORPORATION 9 www.murphyoilcorp.com NYSE: MUR OFFSHORE PORTFOLIO REVIEW

MURPHY OIL CORPORATION 10 www.murphyoilcorp.com NYSE: MUR Executing in Global Offshore Vietnam Block 15 - 01/05, LDV Field • Progressing Field Development Plan, Development Team in Place • Received Declaration of Commerciality 1Q 19 2019 Plan – US Gulf of Mexico • $140 MM CAPEX in 2019 for Long - Term Offshore Projects with IRRs > 65% Average* • 2019E – 2023E Average Operating Cash Flow ~$33/BOE Dalmatian • Dalmatian DC4 #2 Well Online 2019 • Pump Inst allation Completed, 96% Uptime • Currently Delivering Gross Production of > 10,000 BOEPD Samurai • Commenced Pre - FEED Activities & Preparing Development Plan • 4 - Well Tie - Back Online 2020 Medusa & Front Runner • Platform Rigs on Each Asset in 2019 Non - Operated Projects • Commenced St - Malo Waterflood FEED Activities *IRR Based on $55 Flat WTI 2019 to 2023 Production Changes $32 MM $65 MM $95 MM Annual Avg CAPEX ~$192 MM 2019 – 2023 Avg Annual CAPEX (1) Includes Medusa, Front Runner, Dalmatian, Habanero, and Kodiak (1) 2019 – 2023 Gulf of Mexico Production

MURPHY OIL CORPORATION 11 www.murphyoilcorp.com NYSE: MUR PORTFOLIO REVIEW EXPLORATION UPDATE

Vietnam Exploration & Upside



Cuu Long Basin – LDT-1X Exploration Well

- Murphy 40% WI (Op), PVEP 35%, SKI 25%
- Spud Date 1Q 19
- Gross Resource Potential – 30 MMBOE (Mean) to 250 MMBOE Upside
- Test Depth of "G" Sequence
- Deeper Contact Will Increase Volumes
- High-Graded Additional Prospects Potential
- Net Well Cost ~$17 MM



LDT-1X
LDV Field
Additional "G" Prospects
LDC North
G PLAY EDGE
LDT North
LDT-1X
LDV Field
First Oil 2021
LDT NW
LDC South
GRANITE
LDT West
LDV South
BLOCK 15-1/05
BLOCK 15-2/17
5km

Additional Near-Field Potential in Other Plays



C SEQUENCE
SAND - SHALES
LDT-1X
LDV-2X
OVERPRESSURED D
SEQUENCE SHALES
E SEQUENCE
GRANITE
ADDITIONAL VOLUMES
LDV Field
G SEQUENCE
PRE-G SEQUENCE
2.5km

MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 12

Offshore Mexico Exploration & Upside



Block 5

- Murphy 30% WI (Op), PETRONAS 22.3%, Ophir 22.3% & Sierra Oil & Gas 22.3%
- Equivalent to ~100 Gulf of Mexico Blocks
- Reviewing Newly Processed Wide Azimuth Seismic, Confirms Multiple Prospects
- 25+ Identified Opportunities
- Block Gross Resource Potential – 800 to 2,000 MMBO
- 35 MMBOE for Subsea Tie-Back & 85 MMBOE for Standalone Facility

Block 5 Prospects



Alamos
Morelia
TzinTzunTzan
Salvatierra
Orizaba
Candela
Metepec
Calvillo
Mitla
Batopilas
Arteaga
Sayulita
Bat East
Mazunte
Tacambaro
Cosala
Mocorito
Viesca
Viesca East
Taxco
Loreto
Linares
Cristobal
Oceania
Palazada
Tula
Toci
Corzo
Bacalar
Comitan
Zacatlan
Cholula
Izamal
= Miocene
= Oligocene
= Eocene
= Mesozoic
= Late Miocene Development Area

MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 13

US Gulf of Mexico Exploration & Upside



Hoffe Park (MC 165)

- Murphy 50% WI, Operator
- Middle Miocene
- Expected Spud 3Q 19
- Net Mean Resource Potential – 30 MMBOE to 48 MMBOE (Upside)
- Multiple Nearby Tieback Opportunities
- Net Well Cost ~$23 MM
- NPV $12.30/BOE (Risked)
- F&D < $10/BBL
- Break-Even Price $28/BBL



Hoffe Park #2
Macondo Field
~7-miles
Hoffe Park #1
Miocene
Salt
Cretaceous

Gulf of Mexico Murphy Lease Map



LOUISIANA
Hoffe Park
Dalmatian
Medusa
Front Runner
Samurai

MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 14

MURPHY OIL CORPORATION 15 www.murphyoilcorp.com NYSE: MUR Brazil Exploration Update Renewed Exploration Portfolio with Low - Cost Entry & Long - Term Opportunities in Sergipe - Alagoas Basin • Murphy 20% (Non - Op), ExxonMobil 50% (Op), QGEP 30% • 6 Blocks, ~1.1 MM Acres • Progressing In - House Seismic Program Cumbe 50 MMBOE Moita Bonita 400 MMBOE Poco Verde 80 MMBOE Muriú 320 MMBOE Barra 400 MMBOE 351 428 503 501 Farfan 400 MMBOE 573 430 MUR Block Petrobras Block Discovered Field Field Data Source: IHS

MURPHY OIL CORPORATION 16 www.murphyoilcorp.com NYSE: MUR Leading Offshore Drilling Execution 0 10 20 30 40 50 60 70 80 90 Drilling Days / 10,000 ft Global Exploration/Appraisal Wells 2008 – 2018 > 1,500 ft Water Depth US Gulf of Mexico Deep Water Drilling Days vs Total Depth Source: Rushmore Reviews, January 17, 2019 Peer Group: APA, APC, BHP, BP, COP, CNE, CVX, ENI, EQNR, HES, KOS, MRO, PBR, RDS, REP, TLW, TOT, WPL MUR Offshore Ability – Competitive Advantage • Lowered Deep Water Drillship Crew 19% vs 2015 Levels • Reduced Between - Well Maintenance Time 60% vs 2014 Levels • Increased Emphasis on Drilling & Completion Efficiencies • Implemented Modern Rig Technology 0 5000 10000 15000 20000 25000 30000 35000 40000 0 50 100 150 200 250 300 350 400 Total Depth, ft 2006 - 2018 MUR - Samurai MUR - Samurai Final MUR - King Cake

MURPHY OIL CORPORATION 17 www.murphyoilcorp.com NYSE: MUR ONSHORE ONSHORE PORTFOLIO UPDATE

Increasing Low Break-Even Locations for High Return Growth

Over 60% Onshore Oil-Weighted Locations Break-Even < $45/BBL

Eagle Ford Shale

- ~60% of Remaining Locations with Break-Even of < $45/BBL

Kaybob Duvernay

- All Remaining Locations with Break-Even of < $45/BBL

Tupper Montney

- Defocusing Activity



Tupper Montney 1,400+ Remaining Locations
Kaybob Duvernay 715+ Remaining Locations
Eagle Ford Shale 1,800+ Remaining Locations

MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 18

Developing De-Risked Acreage in Eagle Ford

- Acreage Completely De-Risked by Industry
- > 80% of Remaining Locations Could be Characterized as PUD*
- Successfully De-Risked Upper Eagle Ford Shale Co-Development with ~50 Wells
  - ~20 Karnes Wells 450 MBOE Avg EUR
  - ~10 Catarina Wells 495 MBOE Avg EUR
  - ~515 Remaining Upper EFS Locations in Karnes & Catarina
- Premium LLS Pricing
- Big Data & Predictive Analytics Focus


Karnes
Tilden
Catarina
ZAVALA
FRIO
ATASCOSA
GOLIAD
BEE
LIVE OAK
MC MULLEN
WEBB
DUVAL
JIM WELLS
10 Miles
Offset Operator Development
Murphy Drilled Wells (Oil)
Murphy Acreage – Undeveloped

* Based on SEC 5-Year PUD Limit

MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 19

MURPHY OIL CORPORATION 20 www.murphyoilcorp.com NYSE: MUR 0 1 2 3 4 5 0 50 100 150 200 Number of Rigs Wells Online Wells Online Rigs Per Year 2019 Plan • Operated Well Delivery – 90 Wells Online FY 2019 • ~$600 MM CAPEX Significant Development Across ~125,000 Net Acres • Conservative Inter - Well Spacing • Type Curves Account for Parent/Child Relationship • Completion Designs Optimized by Pad and Well • Maximize Free Cash Flow • Minimize Depletion Effects • Consistently Decreasing CAPEX While Increasing EUR per Well Increasing Production With Optimized Wells * As of December 31, 2018 2019 – 2023 Eagle Ford Shale Well Cadence Area Net Acres Reservoir Inter - Well Spacing (ft) Remaining Wells Karnes 10,918 Lower EFS 300 121 Upper EFS 700 159 Austin Chalk 700 108 Tilden 64,737 Lower EFS 500 388 Upper EFS 500 140 Austin Chalk 600 100 Catarina 47,653 Lower EFS 450 292 Upper EFS 600 354 Austin Chalk 800 149 Total 123,308 1,811

Delivering Low Cost Production in Tupper Montney

2019 Plan

- Operated Well Delivery – 8 Wells Online FY 2019
- ~$55 MM CAPEX

Long-Term Plan

- Limited Spend of ~$50 MM Average per Year

Successful AECO Price Mitigation

- Realized 4Q 18 C$2.86/MCF* vs AECO Realized Avg of C$1.78/MCF
- Realized FY 18 C$2.39/MCF* vs AECO Realized Avg of C$1.56/MCF
- Realized YTD 19 C$3.29/MCF* vs AECO Realized Avg of C$2.33/MCF

**C$0.27 Transportation Cost to AECO Not Subtracted*

Mitigating AECO Exposure – 1Q 19 Montney Natural Gas Sales



44%
26%
17%
9%
4%
AECO Price Exposure
Hedged
Chicago Price Exposure
Malin Price Exposure
Dawn Price Exposure

MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 21

MURPHY OIL CORPORATION 22 www.murphyoilcorp.com NYSE: MUR Retaining Our Position in Proven Kaybob Duvernay Kaybob North MUR 165 Locations H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H HH HH H H H H H H H H H H H H H H H H H H H H HH H H H H H H H H H H H H H H H H H H H H H H H H H H H H HH H H H H H H H H H H H H H HHHH HHHH H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H HH H H H H H H HH H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H HH HHH H H H HH HHH H HH H HHHHH H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H H HH H H H H H H H H H H T 6 0 T 6 1 T 6 2 T 6 3 T 6 4 T 6 5 T 6 6 T 6 0 T 6 1 T 6 2 T 6 3 T 6 4 T 6 5 T 6 6 R15W5R16R17R18R19R20R21R22R23R24R25 R15W5R16R17R18R19R20R21R22R23R24R25 0 10 Miles Drilled DVRN Wells MUR DVRN <2000m (6560’) MUR Q3 - Q42019 Pipeline Gas Plant Battery Gas/Condensate Condensate/Oil Thickness Cutoff Shell Chevron Encana Paramount Murphy Simonette MUR 130 Locations Kaybob East MUR 135 Locations Two Creeks MUR 135 Locations Kaybob West MUR 110 Locations Saxon MUR 40 Locations 2019 Plan • Operated Well Delivery – 12 Wells Online FY 2019 • ~$225 MM CAPEX • Majority Acreage De - Risked by Industry • ~725 Wells Online Field Wide Increasing EURs by Implementing Customized D&C Designs • 685 MBOE 2017 – 2019, Majority > 6,560 ft • 460 MBOE 2015 – 2016, Majority < 6,560 ft Long - Term Plan • Lease Retention Strategy Through 2021 • CAPEX $50 – $100 MM per Year After 2019 Kaybob North MUR 165 Locations

MURPHY OIL CORPORATION 23 www.murphyoilcorp.com NYSE: MUR ONSHORE LOOKING AHEAD

MURPHY OIL CORPORATION 24 www.murphyoilcorp.com NYSE: MUR US Onshore US Onshore US Onshore CAN Onshore CAN Onshore NA Offshore NA Offshore NA Offshore Malaysia Malaysia Other SE Asia 0 50 100 150 200 250 2019E Malaysia Divestiture Growth 2023E [MBOEPD Long - Term Plan Post - Malaysia Asset Sale 2019 – 2023 Production Growth *$55/BBL WTI 2019 – 2023 Maintain > 65% Liquids Production Weighting • Production CAGR ~8% & Oil Production CAGR ~8% US Onshore – Focused on Oil - Weighted Growth • CAPEX ~$700 MM Average per Year – Approaching $1 BN by 2023 • > 10 Year R/P & > 1,000 Remaining Locations After 2023 • Production CAGR ~15% Canada Onshore – Scalable Based on Market Conditions • Defocus of Montney – Limited Spend of ~$50 MM Average • Kaybob Duvernay – Lease Retention Strategy Until 2021 • CAPEX $50 – $100 MM per Year After 2019 • Production CAGR ~4% NA Offshore – Maintaining Current Production • Development Projects at Existing Facilities • Notional Samurai Development Included • GOM – CAPEX ~$200 MM per Year Exploration – Targeted Strategy • Wells: 3 – 5 per Year • CAPEX ~$100 MM per Year

MURPHY OIL CORPORATION 25 www.murphyoilcorp.com NYSE: MUR Continuing the Legacy of Rewarding Shareholders Spending Within Our Means & Maintaining Strong Free Cash Flow Yield Enhancing Financial Flexibility & Strengthening Balance Sheet Simplifying Portfolio With Strategic Exit From Malaysia Focusing on Oil - Weighted, High Margin Western Hemisphere Assets Maintaining Exploration Optionality Upside Positioning Company for Long - Term Value Creation

MURPHY OIL CORPORATION 26 www.murphyoilcorp.com NYSE: MUR ONSHORE APPENDIX

MURPHY OIL CORPORATION 27 www.murphyoilcorp.com NYSE: MUR Appendix • Non - GAAP Reconciliation • Abbreviations • Hedging Positions • Asset Overview

MURPHY OIL CORPORATION 28 www.murphyoilcorp.com NYSE: MUR Non - GAAP Financial Measure Definitions & Reconciliations The following list of Non - GAAP financial measure definitions and related reconciliations is intended to satisfy the requirements of Regulation G of the Securities Exchange Act of 1934 , as amended . This information is historical in nature . Murphy undertakes no obligation to publicly update or revise any Non - GAAP financial measure definitions and related reconciliations .

MURPHY OIL CORPORATION 29 www.murphyoilcorp.com NYSE: MUR Non - GAAP Reconciliation FREE CASH FLOW Murphy defines Free C ash F low as net cash provided from continuing operations activities (as stated in the Consolidated Statements of Cash Flows) reduc ed by capital expenditures and investments. Free C ash Flow is used by management to evaluate the company’s ability to internally fund acquisitions, exploration and development an d evaluate trends between periods and relative to its industry competitors. Free Cash Flow , as reported by Murphy, may not be comparable to similarly titled measures used by other companies and it should be consider ed in conjunction with net income, cash flow from operations and other performance measures prepared in accordance with generally accepted accounting principles (GAA P). Free Cash Flow should not be considered in isolation or as a substitute for an analysis of Murphy's GAAP results as reported. $ Millions Twelve Months Ended – December 31, 2018 Net cash provided from continuing operations activities (GAAP) $1,219.4 Property additions and dry hole costs (1,102.8) Free cash flow (Non - GAAP) 116.6 Common shares outstanding 173,059 Free cash flow per share $0.67 Market price per share $23.39 1 Free cash flow yield 3% 1 MUR Close Price as of December 31, 2018

Non-GAAP Reconciliation

ADJUSTED CASH FLOW FROM OPERATIONS

Murphy defines Adjusted Cash Flow from Operations (CFFO) as net cash provided from continuing operations activities (as stated in the Consolidated Statements of Cash Flows) before net increase/decrease in noncash operating working capital.

Adjusted Cash Flow from Operations is used by management to evaluate the company's ability to generate cash that could be returned to shareholders or to fund acquisitions, exploration and development.

Adjusted Cash Flow from Operations, as reported by Murphy, may not be comparable to similarly titled measures used by other companies and it should be considered in conjunction with net income, cash flow from operations and other performance measures prepared in accordance with generally accepted accounting principles (GAAP). Adjusted Cash Flow from Operations should not be considered in isolation or as a substitute for an analysis of Murphy's GAAP results as reported.

$ Millions	**2015**	**2016**	**2017**	**2018**	**2015 - 2018**
Cash dividends paid (GAAP)	$245.0	206.6	172.6	173.0	797.2
Purchase of treasury stock (GAAP)	250.0	-	-	-	250.0
	495.0	**206.6**	**172.6**	**173.0**	**1,047.2**
Net cash provided from continuing operations activities (GAAP)	1,183.4	600.8	1,128.1	1,219.4	4,131.7
Net increase (decrease) in noncash operating working capital (GAAP)	(35.1)	38.7	(136.4)	169.8	37.0
Adjusted CFFO (Non-GAAP)	**$1,148.3**	**639.5**	**991.7**	**1,389.2**	**4,168.7**
Dividend and Buyback as % of Adjusted CFFO	**43%**	**32%**	**17%**	**12%**	**25%**

MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 30

MURPHY OIL CORPORATION 31 www.murphyoilcorp.com NYSE: MUR Abbreviations BBL: barrels (equal to 42 US gallons) BCF: billion cubic feet BCFE: billion cubic feet equivalent BN: billions BOE: barrels of oil equivalent (1 barrel of oil or 6000 cubic feet of natural gas) BOEPD: barrels of oil equivalent per day BOPD: barrels of oil per day CAGR: compound annual growth rate D&C: drilling & completion DD&A: depreciation, depletion & amortization EBITDA: income from continuing operations before taxes, depreciation, depletion and amortization, and net interest expense EBITDAX: income from continuing operations before taxes, depreciation, depletion and amortization, net interest expense, and exploration expenses MMBOE: millions of barrels of oil equivalent MMCF: millions of cubic feet MMCFD: millions of cubic feet per day MMCFEPD: million cubic feet equivalent per day MMSTB: million stock barrels MCO: Malaysia Crude Official Selling Price, differential to average monthly calendar price of Platts Dated Brent for delivery month NA: North America NGL: natural gas liquid ROR: rate of return R/P: ratio of reserves to annual production TCF: trillion cubic feet TCPL: TransCanada Pipeline TOC: total organic content WI: working interest WTI: West Texas Intermediate (a grade of crude oil) EFS: Eagle Ford Shale EUR: estimated ultimate recovery F&D: finding & development FLNG: floating liquefied natural gas G&A: general and administrative expenses GOM: Gulf of Mexico HCPV: hydrocarbon pore volume JV: joint venture LOE: lease operating expense LLS: Light Louisiana Sweet (a grade of crude oil, includes pricing for GOM and EFS) LNG: liquefied natural gas MBOE: thousands barrels of oil equivalent MBOEPD: thousands of barrels of oil equivalent per day MCF: thousands of cubic feet MCFD: thousands cubic feet per day MM: millions

MURPHY OIL CORPORATION 32 www.murphyoilcorp.com NYSE: MUR 2019 Hedging Positions Area Commodity Type Volumes (MMCFD) Price (MCF) Start Date End Date Montney Natural Gas Fixed Price Forward Sales at AECO 59 C$2.81 1/1/2019 12/31/2020 Montney Natural Gas Fixed Price Forward Sales at AECO 10 C$4.19 1/1/2019 3/31/2019 Montney Natural Gas Fixed Price Forward Sales at AECO 10 C$3.85 1/1/2019 3/31/2019 Montney Natural Gas Fixed Price Forward Sales at Dawn 10 C$4.20 1/1/2019 3/31/2019

MURPHY OIL CORPORATION 33 www.murphyoilcorp.com NYSE: MUR $- $500 $1,000 $1,500 $2,000 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 2043 2044 2045 2046 >2046 $MM Notes Undrawn RCF Drawn RCF Financial Position as of December 31, 2018 Note Maturity Profile • $2.8 BN Total Notes (Excluding Capital Lease) • Total Liquidity $1.6 BN • ~$390 MM of Cash & Cash Equivalents • $325 MM of Borrowings on $1.6 BN Unsecured Senior Credit Facility • 40% Total Debt to Cap • 37% Net Debt to Cap Maturity Profile* Total Bonds Outstanding $BN $2.8 Weighted Avg Fixed Coupon 5.5% Weighted Avg Years to Maturity 7.8 *As of December 31, 2018 10 YEAR 20 YEAR 30 YEAR

MURPHY OIL CORPORATION 34 www.murphyoilcorp.com NYSE: MUR Eagle Ford Shale – Peer Acreage Pioneer EOG EP Energy Murphy Pioneer Encana Marathon ConocoPhillips Lewis/BP Chesapeake Sanchez Carrizo OIL CONDENSATE GAS

Eagle Ford Shale – Murphy Spacing vs Peers


Karnes Typical Murphy Spacing
LEFS ~250-500’
EOG Offset Spacing
LEFS ~250’ to 500’
DVN Offset Spacing
LEFS ~250’ to 500’
COP Offset Spacing
LEFS ~250’ to 600’
CHK Offset Spacing
LEFS ~350’ to 1000’
MRO Offset Spacing
LEFS ~250’ to 600’
Catarina Typical Murphy Spacing
LEFS ~300’ to 600’
Tilden Typical Murphy Spacing
LEFS ~350’ to 800’
CHK Offset Spacing
LEFS ~300’ to 800’
SE Offset Spacing
LEFS ~ 250’ to 300’
MURPHY
Murphy
BP
Chesapeake
Conoco
Devon
Encana
EOG
Equinor (Statoil)
Inpex (Gulftex)
Magnolia
Marathon
Pioneer
Sanchez

MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 35

MURPHY OIL CORPORATION 36 www.murphyoilcorp.com NYSE: MUR Growing & De - Risking Kaybob Duvernay Location Pad Wells Window Online x A 01 - 12 1 Oil 1Q 2018 x B 15 - 16 2 Oil 1Q 2018 x C 12 - 29 2 Oil 1Q 2018 x D 16 - 03 3 Condensate 1Q 2018 x E 03 - 33 4 Oil 2Q 2018 x F 16 - 06 2 Oil 3Q 2018 x G 11 - 14 5 Condensate 3Q 2018 x H 16 - 18 3 Oil 3Q 2018 x I 04 - 21 1 Oil 4Q 2018 x J 16 - 14 4 Oil 4Q 2018 Operated Well Delivery – 27 Wells Online FY 18 • 5 Wells Online 4Q 18 • Acreage De - Risked with Exception of Two Creeks 10 0 Miles A B C D E F G H I J Kaybob West 110 Locations Saxon 40 Locations Kaybob North 165 Locations Kaybob East 135 Locations Two Creeks 135 Locations Simonette 130 Locations Simonette Saxon Two Creeks Kaybob North Kaybob East Kaybob West Pipeline Battery Gas/Condensate Condensate/Oil Net Pay Cutoff Facility

MURPHY OIL CORPORATION 37 www.murphyoilcorp.com NYSE: MUR 0 20 40 60 80 100 120 140 160 0 100 200 300 MBOE Producing Days 16-06 Average 16-06 TC 12-29 Average 12-29 TC 04-21 A 04-21 TC 4.0 0 20 40 60 80 100 120 140 160 0 50 100 150 200 250 300 MBOE Producing Days 16-18 Average 16-18 TC 03-33 Average 03-33 TC 16-14 Average 16-14 TC 4.0 0 50 100 150 200 250 300 0 50 100 150 200 250 300 350 MBOE Producing Days 16-03 Average 16-03 TC 11-14 Average 11-14 TC 0 20 40 60 80 100 120 140 160 0 50 100 150 200 250 300 350 400 MBOE Producing Days 01-12B 01-12 TC 15-16 Average 15-16 TC Continuing Strong Execution in the Kaybob Duvernay Simonette Cumulative Production Saxon & Kaybob West Cumulative Production Kaybob West Cumulative Production Kaybob East & Two Creeks Cumulative Production Substantial Production Growth & Continued Outperformance • Produced 11 MBOEPD 4Q 18, 59% Liquids, Averaged 8.5 MBOEPD FY 18, 62% Liquids • Increased Kaybob Production by 140% Y - O - Y • Achieved Record Low LOE of $5.74/BOE in 4Q 18, Averaged $7.68 FY 18 • Successful Appraisal Across the Play A B D G C F E H A Ties to Well Location in Prior Slide J I

MURPHY OIL CORPORATION 38 www.murphyoilcorp.com NYSE: MUR Kaybob Duvernay – 2019 Activity to Date Keyera Simonette Semcams Kaybob 16 - 25 (1) Jan Frac Feb Prod Simonette Saxon Two Creeks Kaybob North Kaybob East Kaybob West Facility Pipeline Battery Pad Location 16 - 29 (2) Jan Drill Mar Frac Kaybob 1Q to 2Q 19 Activity 05 - 19 (2) Jan Drill Mar Frac Drilling Program • Two Creeks 16 - 29 & 05 - 19 Pads: 4 Wells • Kaybob North 05 - 23: 2 Wells Completions • Completed Two Creeks 16 - 29 Pad: 2 Wells • Completed Two Creeks 05 - 19 Pad: 2 Wells New Wells Online 1Q 2019 • Kaybob North 16 - 25 Pad: 1 Well • Simonette 08 - 03: 3 Wells, Facility Work Ongoing 08 - 03 (3) Mar Prod 05 - 23 (2) Feb Drill Kaybob West 110 Locations Saxon 40 Locations Kaybob North 165 Locations Kaybob East 135 Locations Two Creeks 135 Locations Simonette 130 Locations A B C D E

MURPHY OIL CORPORATION 39 www.murphyoilcorp.com NYSE: MUR Kaybob Duvernay – Peer Acreage Fox Creek SAXON KAYBOB WEST KAYBOB EAST ENCANA SHELL CHEVRON PARAMOUNT XTO REPSOL PLACID CENOVUS 6 Miles Volatile Oil Gas Condensate Wet Gas SIMONETTE

MURPHY OIL CORPORATION 40 www.murphyoilcorp.com NYSE: MUR Placid Montney – Peer Acreage Fox Creek SAXON KAYBOB WEST KAYBOB EAST ENCANA CHEVRON PARAMOUNT XTO DELPHI PLACID CENOVUS 6 Miles RMP CNRL CIOC Condensate Limit SIMONETTE Dry Gas Limit

MURPHY OIL CORPORATION 41 www.murphyoilcorp.com NYSE: MUR Tupper Montney – Peer Acreage

MURPHY OIL CORPORATION 42 www.murphyoilcorp.com NYSE: MUR Australia Exploration Update Murphy Santos EPP 43 BP EPP 38 BP EPP 37 Statoil EPP 39 Statoil EPP 40 Chevron EPP 44 Chevron EPP 45 Karoon EPP 46 Bight EPP 41 Bight EPP 42 AC/P - 21 AC/P - 58 AC/P - 57 AC/P - 59 Jurassic Play Fairway Gas Field Blocks Oil Field Murphy Block Ceduna Basin Vulcan Basin Vulcan Basin • Murphy 40% – 60% WI, Operator • Target Spud 2020 • Identifying Multiple Prospects, Up to 200 MMBOE Gross Recoverable Resource Potential • Evaluating 3D Seismic Data • No Well Commitment Ceduna Basin • Murphy 50% WI, Operator • Maturing 5 Leads with 300+ MMBBL Gross Recoverable Resource Potential • 50 Leads Identified on New 3D Seismic • No Well Commitment